EXHIBIT 99.2
FANNIE MAE
MONTHLY SUMMARY
OCTOBER 2005
HIGHLIGHTS FOR OCTOBER INCLUDE:
•	Fannie Mae’s book of business grew at an annualized rate of 1.4 percent in October compared with growth of 6.7 percent in September. Total business volume was $51.3 billion from $70.6 billion the previous month.

•	Net retained commitments rose to $8.8 billion in October as investment spreads widened modestly and portfolio sales declined.

•	Outstanding MBS grew at a 10.6 percent annualized rate in October, driven by $41.1 billion of MBS issues acquired by others and a decline in liquidations to $32.4 billion.

•	Portfolio purchases of $10.1 billion were offset by portfolio sales of $4.4 billion and portfolio liquidations of $16.4 billion, which resulted in a negative 16.1 percent annualized growth rate for the mortgage portfolio.

•	The conventional single-family delinquency rate rose two basis points in September to 0.61 percent, and the multifamily delinquency rate rose one basis point to 0.09 percent.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged one month in October.
MORTGAGE MARKET HIGHLIGHTS:
•	Fannie Mae estimates total single-family mortgage originations for 2005 will be $2.7 trillion.

•	Fannie Mae announced it will apply new conforming loan limits to increase its single-family mortgage loan limit to $417,000 for 2006.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
November 2004	$912,608	(0.8%)	$1,393,205	6.2%	$2,305,813	3.3%
December 2004	904,555	(10.1%)	1,402,761	8.5%	2,307,316	0.8%
Full year 2004	$904,555	0.7%	$1,402,761	7.9%	$2,307,316	4.9%

January 2005	$890,834	(16.8%)	$1,416,038	12.0%	$2,306,871	(0.2%)
February 2005	875,245	(19.1%)	1,430,825	13.3%	2,306,070	(0.4%)
March 2005	864,648	(13.6%)	1,441,003	8.9%	2,305,652	(0.2%)
April 2005	851,936	(16.3%)	1,445,353	3.7%	2,297,288	(4.3%)
May 2005	828,079	(28.9%)	1,464,884	17.5%	2,292,963	(2.2%)
June 2005	808,225	(25.3%)	1,485,149	17.9%	2,293,374	0.2%
July 2005	788,786	(25.3%)	1,498,717	11.5%	2,287,503	(3.0%)
August 2005	768,280	(27.1%)	1,520,943	19.3%	2,289,223	0.9%
September 2005	727,824	(47.8%)	1,573,810	50.7%	2,301,634	6.7%
October 2005	717,254	(16.1%)	1,587,014	10.6%	2,304,268	1.4%
YTD 2005	$717,254	(24.3%)	$1,587,014	16.0%	$2,304,268	(0.2%)

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
		Fannie Mae	MBS Issues
	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues 5/	Purchases 6/	by Others	Purchases	Volume
November 2004	$36,259	$2,717	$33,542	$19,121	$52,662
December 2004	39,375	1,642	37,732	13,016	50,748
Full year 2004	$527,146	$64,604	$462,542	$262,647	$725,189

January 2005	$37,457	$451	$37,006	$11,095	$48,101
February 2005	31,259	538	30,721	9,446	40,167
March 2005	31,493	326	31,166	11,206	42,372
April 2005	36,838	429	36,409	8,865	45,274
May 2005	34,343	219	34,124	11,198	45,322
June 2005	40,039	210	39,829	8,964	48,793
July 2005	43,344	207	43,138	9,365	52,502
August 2005	46,540	176	46,363	11,564	57,927
September 2005	61,013	410	60,603	10,021	70,625
October 2005	41,563	446	41,117	10,136	51,253
YTD 2005	$403,889	$3,412	$400,477	$101,859	$502,336

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

				Mortgage
	Net Retained			Portfolio
	Commitments 7/	Purchases 8/	Purchase Yield 9/	Sales
November 2004	$11,887	$19,121	4.16%	$1,511
December 2004	9,330	13,016	4.71%	1,653
Full year 2004	$256,144	$262,647	4.22%	$16,449

January 2005	$797	$11,095	4.40%	$6,360
February 2005	3,099	9,446	4.73%	9,539
March 2005	10,587	11,206	4.79%	4,806
April 2005	5,654	8,865	5.04%	1,680
May 2005	(8,131)	11,198	4.99%	17,812
June 2005	(2,339)	8,964	5.33%	10,350
July 2005	4,636	9,365	5.43%	9,288
August 2005	(20,964)	11,564	5.27%	12,507
September 2005	477	10,021	5.44%	31,071
October 2005	8,785	10,136	5.50%	4,437
YTD 2005	$2,601	$101,859	5.08%	$107,848

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $343 billion of Fannie Mae MBS as of October 31, 2005.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $2,522 million in October 2005.
6/	Included in total portfolio purchases.
7/	Represents commitments to purchase, net of commitments to sell, entered into during the month, including any modifications to original amounts.
8/	Fannie Mae has reclassified certain previously reported mortgage portfolio purchases between single-family and multifamily. This reclassification is set forth in the attached table entitled “Mortgage Portfolio Purchases.” Going forward, we expect to report this breakout between single-family and multifamily mortgage portfolio purchases on a quarterly basis.
9/	Calculated as commitment yield for single-family loans, pass-thru rate for multifamily loans and coupon divided by price for securities. Yields are presented on a taxable-equivalent basis.

Numbers may not add due to rounding.

LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/			Multifamily
	Liquidations		Liquidations		Non-Credit	Credit
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
November 2004	$18,295	24.05%	$28,104	24.27%	0.33%	1.84%	0.64%	0.10%
December 2004	19,449	25.69%	29,779	25.56%	0.33%	1.84%	0.63%	0.10%
Full year 2004	$240,201	26.87%	$374,688	27.58%

January 2005	$18,480	24.70%	$30,063	25.60%	0.35%	1.88%	0.65%	0.10%
February 2005	15,545	21.13%	24,107	20.32%	0.34%	1.84%	0.64%	0.10%
March 2005	17,049	23.52%	24,956	20.86%	0.31%	1.72%	0.59%	0.09%
April 2005	19,899	27.82%	33,740	28.05%	0.30%	1.68%	0.57%	0.10%
May 2005	17,301	24.72%	27,844	22.96%	0.30%	1.68%	0.57%	0.10%
June 2005	18,502	27.14%	29,243	23.79%	0.30%	1.69%	0.57%	0.10%
July 2005	19,575	29.42%	34,429	27.69%	0.32%	1.74%	0.59%	0.08%
August 2005	19,624	30.25%	34,976	27.80%	0.32%	1.76%	0.59%	0.08%
September 2005	19,468	31.23%	37,036	28.72%	0.33%	1.78%	0.61%	0.09%
October 2005	16,407	27.25%	32,350	24.56%
YTD 2005	$181,850	26.60%	$308,745	25.05%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
November 2004	$907,233	$62,836	$970,069
December 2004	904,200	58,877	963,077
Full year 2004	$886,699	$67,510	$954,208

January 2005	$891,533	$66,667	$958,200
February 2005	878,378	54,626	933,003
March 2005	863,662	65,330	928,992
April 2005	851,828	58,269	910,097
May 2005	836,441	55,479	891,920
June 2005	813,466	59,072	872,538
July 2005	792,532	55,114	847,645
August 2005	772,579	65,081	837,660
September 2005	743,061	61,103	804,164
October 2005	714,704	51,725	766,429
YTD 2005	$815,818	$59,247	$875,065

INTEREST RATE RISK DISCLOSURE

Effective
Duration Gap 7/
(in months)

November 2004	-1
December 2004	-1
January 2005	-1
February 2005	0
March 2005	1
April 2005	-1
May 2005	-1
June 2005	0
July 2005	1
August 2005	0
September 2005	1
October 2005	1

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and/or other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	Beginning in October, we are including non-mortgage assets and liabilities in the duration gap calculation. The largest component of these new items is the liquid investment portfolio (LIP). Due to the short-term nature of the LIP, the impact of this change in October duration gap was negligible. Our portfolio duration gap calculation still excludes any interest rate sensitivity of the guarantee business.

Numbers may not add due to rounding.
In connection with the pending re-audit and restatement of Fannie Mae’s previously published financial statements, management is undertaking a comprehensive review of Fannie Mae’s accounting routines and controls, financial reporting process and the application of generally accepted accounting principles. While most of the information contained in this summary is not derived from Fannie Mae’s financial statements, we expect that some of this information will be impacted by the re-audit and restatement. Management believes that the information may be useful to investors for comparing current business activities with those of prior periods and for reviewing trends in our business, notwithstanding that information may change, perhaps materially, from what is reported herein. Issues under review that will cause some of this information to change include those related to securities accounting, loan accounting, consolidation and amortization. More information regarding the re-audit and restatement may be found in Form 8-Ks Fannie Mae filed with the Securities and Exchange Commission on December 22, 2004, March 18, 2005, May 11, 2005, August 9, 2005 and November 10, 2005.
For more information about Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.

MORTGAGE PORTFOLIO PURCHASES 1/ ($ in Millions)

Previously Reported Purchases

	Single-		Total
	family	Multifamily	Purchases
June 2004	$34,775	$2,389	$37,164
July 2004	20,667	950	21,618
August 2004	20,747	1,040	21,787
September 2004	24,193	3,468	27,661
October 2004	23,109	4,034	27,142
November 2004	16,634	2,486	19,121
December 2004	10,980	2,036	13,016
Full year 2004	$241,800	$20,848	$262,647

January 2005	$7,783	$3,312	$11,095
February 2005	6,994	2,452	9,446

Reclassified Purchases

	Single-		Total
	family	Multifamily	Purchases
June 2004	$34,754	$2,410	$37,164
July 2004	20,647	971	21,618
August 2004	20,725	1,062	21,787
September 2004	26,485	1,176	27,661
October 2004	25,883	1,259	27,142
November 2004	17,749	1,372	19,121
December 2004	11,530	1,486	13,016
Full year 2004	$248,466	$14,181	$262,647

January 2005	$9,918	$1,177	$11,095
February 2005	8,539	907	9,446

Quarterly Purchases

	Single-		Total
	family	Multifamily	Purchases
Qtr 1 2005	$28,834	$2,912	$31,747
Qtr 2 2005	26,062	2,965	29,027
Qtr 3 2005	26,590	4,360	30,950

1/	Fannie Mae has reclassified certain previously reported mortgage portfolio purchases between single-family and multifamily. This reclassification is set forth in the table above. Going forward, we expect to report this breakout between single-family and multifamily mortgage portfolio purchases on a quarterly basis.

Numbers may not add due to rounding.